Exhibit 99.1

DarkPulse, Inc. Announces Letters of Intent to Acquire Both Drone Based A.I. Companies, Remote Intelligence and Wildlife Specialists

NEW YORK, New York –June 8, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure, today announced the signings of two letters of intent (the “LOIs”) to acquire controlling positions of both Remote Intelligence, Limited Liability Company, and Wildlife Specialists, LLC, two firms together offering fully integrated, drone based, geo-rectiﬁed, 3D modeled mapping for industrial applications specializing in the energy and environmental survey service specializing in the Oil & Gas industry.

Remote Intelligence provides premier unmanned aerial services as part of their holistic intelligence consultation and solutions. Remote’s focus is aerial drone systems offering rapid comprehensive site mapping and aerial inspection services. They specialize in fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications in the energy and environmental industries. Remote also provides aerial survey, video inspection services, emergency support services, wildlife and habitat surveys, and comprehensive system design, training, and sales for both the commercial and private sectors. Integrating the latest tech solutions including artificial intelligence, Remote Intelligence is globally connected with a base of operations in Pennsylvania.

“We are excited to be working with the team at Remote Intelligence and Wildlife Specialists. These acquisitions of majority positions in both entities represents another key piece of the strategy that will allow DarkPulse to expand its system capabilities and open new service lines for growth in all three businesses,” said DarkPulse COO Kenneth Davidson. Mr. Davidson continued, “These acquisitions will solidify our relationship and allow the Company to meet new challenges and opportunities as we position ourselves to be the foundational infrastructure technology. We will work together, as one team on one mission, with one goal to make the world a safer and better place to live while keeping our eyes on the stars.”

Under the terms of each LOI, DarkPulse would acquire 60% of Remote Intelligence and 60% of its sister company Wildlife Specialists for an aggregate of $1,300,000 with $1,000,000.00 to be paid in cash and $300,000.00 to be paid in common shares of DarkPulse, which are scheduled to be paid out equality between the company’s majority shareholder in two tranches, first $300,000 in restricted common shares payable upon closing, with the remaining $1,000,000 cash due within 12 weeks of closing. Additional cash will be invested in Remote Intelligent’s ongoing operations, to be applied towards working capital and expansion of the business.

“This partnership with DarkPulse is exactly what we needed for both Remote Intelligence and Wildlife Specialists as we move into our next phase of growth.  Both businesses have become leaders in their fields, primarily in support of the energy sector. New opportunities with DarkPulse's technology will provide the catalyst to expand those quality services globally.  The fiber from Dark Pulse will help locate infrastructure problems, triggering deployment of remote drones (RI) and field inspectors (WS) to get eyes or sensors on the problem.  All the while, the Dark Pulse fiber can also transmit the data and imagery back to HQ, even in remote areas of limited cellular connectivity.

“We look forward to working directly with the visionary team at DarkPulse and tapping into both their experience and connections.  This is a big step of progress towards our common goals of using creativity, technology, and expertise to make the world a safer and more productive place,” said Merlin Bennet, majority owner Remote Intelligence and Wildlife Specialists.

“Joining forces with Remote Intelligence not only allows platform integration with DarkPulse’s monitoring services by providing drone based “eye in the sky” capabilities but allows DarkPulse to expand its service offerings to Remote’s customers,” stated DarkPulse Chairman and CEO Dennis O’Leary. “ I look forward to working closely with Remote’s highly dedicated team of professionals as both teams work toward the common goal of specialized product offers to the global market,” Mr. O’Leary continued.

Final terms of the acquisition will be conclusively determined in a binding definitive agreement to be entered on or prior to closing. Completion of the acquisition is subject to customary due diligence and documentation provisions and any necessary share issuance requirements and approvals.

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About Remote Intelligence, Limited Liability Company

Remote Intelligence provides premier provider unmanned aerial services as part of their holistic intelligence consultation and solutions focused on aerial drone systems offering rapid comprehensive site mapping and aerial inspection services. They specialize in fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications in the energy and environmental industries. Also providing aerial survey, video inspection services, emergency support services, wildlife and habitat surveys, and comprehensive system design, training, and sales for both the commercial and private sectors. Integrating the latest tech solutions including artificial intelligence and emissions detection. Remote Intelligence is globally connected with their base of operations in Pennsylvania.

For more information, visit https://remote-intelligence.com

About Wildlife Specialists, LLC

Wildlife Specialists, LLC was founded in 2007 to provide clients with comprehensive wildlife assessment, planning, and monitoring services. Wildlife Specialists currently maintains two regional offices located in north central and southeastern Pennsylvania and is available to provide services to clients throughout the Northeast, Midwest, and Mid-Atlantic states. Wildlife’s staff is well-established professionals who have a wide range of experience in wildlife management, research, and monitoring at the local and statewide levels throughout the eastern United States. In addition, Wildlife has specific expertise in providing the full range of sensitive species and habitat assessments necessary for development projects.

For More Information, visit Http://www.Wildlife-Specialists.com

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

doleary@DarkPulse.com

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